                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                        EXCHANGE ACT OF 1934, AS AMENDED.

Filed by the registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))

                                   Oncor, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                   ONCOR, INC.

                                209 Perry Parkway
                          Gaithersburg, Maryland 20877

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE HOLDERS OF COMMON STOCK OF ONCOR, INC.:

     The annual meeting of stockholders (the "Annual Meeting") of Oncor, Inc. will be held on June 25, 1998, at the Gaithersburg Hilton Hotel, 620 Perry Parkway, Gaithersburg, Maryland, 20877, telephone number (301) 977- 8900, at 10:00 a.m., for the following purposes:

         1. To elect seven (7) directors to serve until the next Annual Meeting or until their respective successors shall have been duly elected and qualified.

         2. To ratify the selection of Arthur Andersen LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998.

         3. To approve an amendment to the Company's 1992 Stock Option Plan, which includes an increase in the number of shares of common stock available for issuance thereunder by 500,000 shares to a total of 5,515,604 shares.

         4. To transact such other business as may properly come before the meeting.

     Holders of Common Stock of record at the close of business on April 30, 1998 will be entitled to vote at the meeting.

                                   By order of the Board of Directors

                                   /s/ JOHN L. COKER
                                   John L. Coker
                                   Secretary

Gaithersburg, Maryland
April 30, 1998





--------------------------------------------------------------------------------

                                IMPORTANT NOTICE

     To assure your representation at the meeting, please complete, date, sign, and mail promptly the enclosed proxy for which a return envelope is provided.


--------------------------------------------------------------------------------

                                   ONCOR, INC.

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 25, 1998

                               GENERAL INFORMATION

     The accompanying proxy is solicited by the Board of Directors of the Company. Stockholders may revoke their proxies at any time prior to the time they are voted at the meeting by filing with the Secretary of the Company a written notice of revocation, by duly executing and delivering a subsequent proxy bearing a later date or by attending the meeting and voting in person.

     The record date for stockholders entitled to vote at the Annual Meeting is April 30, 1998.

     The Company has two classes of outstanding shares of capital stock, Common Stock, par value $0.01 per share, and Series A Convertible Preferred Stock, par value $0.01 per share. As of April 24, 1998, there were 30,123,890 shares of Common Stock outstanding. At the Annual Meeting, each share of Common Stock is entitled to one vote; shares of Series A Convertible Preferred Stock do not have voting rights.

     The shares represented by each valid proxy will be voted at the Annual Meeting or any adjournment thereof, and, if a choice is specified in the proxy, the shares will be voted in accordance with such specification. If no vote is specified, the shares will be voted as set forth in the proxy.

     Under Maryland law, there is a statutory presumption that a proposal passes if it receives a majority of the votes cast at a meeting at which a quorum is present. The Company's by-laws contain similar provisions. Abstentions and "broker non-votes" count for quorum purposes, but have no effect on the outcome of the vote on any of the matters to be considered at the Annual Meeting. A "broker non-vote" occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes.

     So far as the Directors of the Company are aware, no matters will be presented to the meeting for action on the part of the stockholders other than those stated in the notice. If any other matter is properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the shares to which the proxy relates in accordance with their best judgment.

     The Company has engaged Morrow & Co., Inc. to aid in the solicitation, which will be undertaken by mail, telephone, telegraph and personal contact and which may include solicitation by officers and employees of the Company. Costs of the solicitation are expected to be approximately $4,000 plus out of pocket expenses and will be borne by the Company. This Proxy Statement, the accompanying proxy, and a copy of the Company's Annual Report on Form 10-K are first being mailed to stockholders on or about May 15, 1998.

                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1998 by each person known by the Company to own beneficially more than 5% of the outstanding Common Stock. In addition, this table includes the outstanding voting securities beneficially owned by directors, director nominees and the Named Executive Officers (as defined below) and the number of shares owned by directors and executive officers as a group.


                      DIRECTORS, OFFICERS                      Amount and Nature of       Percent
                      AND 5% STOCKHOLDERS                     Beneficial Ownership(1)   of Class(1)
                      -------------------                     -----------------------   -----------

Mellon Bank Corporation (2) ............................          4,124,600                13.8%
     One Mellon Bank Center
     500 Grant Street
     Pittsburgh, PA 15258


President and Fellows of Harvard College (3) ...........          1,821,500                 6.1
     c/o Harvard Management Company, Inc.
     600 Atlantic Avenue
     Boston, MA 02210


Stephen and Nancy H. Turner (4) ........................          1,080,411                 3.6


Cecil Kost (5) .........................................            245,000                   *


Timothy J. Triche (6) ..................................            141,500                   *


William H. Taylor II (7) ...............................             40,254                   *


Jose J. Coronas (8) ....................................             62,500                   *


Derace L. Schaffer (9) .................................            163,000                   *


John L. Coker (10) .....................................            134,999                   *


Robert J. Hohman (11) ..................................             24,751                   *


John P. Kennealy (12) ..................................             19,091                   *


All Directors and Executive Officers of the Company as a
group (13 persons) (13) ................................          2,027,340                 6.5%

----------
* Represents beneficial ownership of less than 1% of Common Stock.

     (1) Based on 29,983,917 shares of Common Stock outstanding as of March 31, 1998. Gives effect to the shares of Common Stock issuable within 60 days after March 31, 1998 upon the exercise of all options, unit purchase options, warrants and other rights beneficially held by the indicated stockholder on that date.

     (2) Based solely on information contained in a Schedule 13G filed, as of January 22, 1998, by Mellon Bank Corporation with the Securities and Exchange Commission (the "Commission"), pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and information provided by Mellon Bank Corporation.

     (3) Based solely on information contained in a Schedule 13G filed, as of February 13, 1998, by the President and Fellows of Harvard College with the Commission, pursuant to the Exchange Act.

     (4) Consists of (i) 725,465 shares of Common Stock owned jointly by Stephen and Nancy Turner, (ii) 300,000 shares of Common Stock issuable upon exercise of two stock options held by Mr. Turner, individually, and (iii) 54,946 shares of Common Stock issuable upon the exercise of unit purchase options held jointly by Stephen and Nancy Turner to purchase 17,333 units, each unit consisting of two shares of Common Stock and one warrant to purchase 1.17 additional shares of Common Stock, and upon the exercise of such warrant. Stephen Turner and Nancy Turner are husband and wife.

     (5) Consists of 245,000 shares of Common Stock issuable upon exercise of two stock options.

     (6) Includes 112,500 shares of Common Stock issuable upon exercise of three stock options.

     (7) Includes (i) 37,500 shares of Common Stock issuable upon exercise of a stock option, (ii) 200 shares held by Dr. Taylor's wife as custodian of two trusts established pursuant to the California Uniform Trust for Minors Act, as to which Dr. Taylor disclaims beneficial ownership and (iii) 200 shares held by a trust for which Dr. Taylor is a beneficiary.

     (8) Consists of 62,500 shares of Common Stock issuable upon exercise of two stock options.

     (9) Includes (i) 100,000 shares of Common Stock issuable upon exercise of four stock options and (ii) 3,000 shares held by Dr. Schaffer's wife as custodian of trusts established for the benefit of Dr. Schaffer's children, as to which Dr. Schaffer disclaims beneficial ownership.

     (10) Consists of 134,999 shares of Common Stock issuable upon exercise of three stock options.

     (11) Includes 23,751 shares of Common Stock issuable upon exercise three stock options.

     (12) Includes 14,091 shares of Common Stock issuable upon exercise of two stock options.

     (13)  See Notes (4) through (12) above.

                              ELECTION OF DIRECTORS

     The Amended and Restated By-Laws of the Company provide that the Board of Directors shall consist of no less than three, and no more than eight directors. The Board of Directors has determined that the Board shall consist of seven (7) directors. Directors elected at the 1998 Annual Meeting will continue in office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified.

     The Board of Directors currently has seven (7) members, all of whom are nominees for election. Jose J. Coronas, Cecil Kost, Derace L. Schaffer, William
H. Taylor II, Timothy J. Triche and Stephen Turner were elected to the Board of Directors by the stockholders at the 1997 Annual Meeting. Jeffrey S. Ross was appointed by the Board of Directors to fill a vacancy on the Board in April 1998.

     The persons named in the accompanying proxy will vote in favor of electing the nominees, unless otherwise specified in the proxy. If any nominee shall become unavailable for election, the proxies will be voted for the election of such persons, if any, as shall be designated by the Board of Directors.

     A plurality of the votes cast at the Annual Meeting is required to elect a director.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THESE NOMINEES. Certain information concerning such nominees is set forth below:

                                      First Became
NAME                         Age       a Director                      Principal Occupation or Employment
----                         ---       ----------                      ----------------------------------

Jose J. Coronas              56           1996         Mr. Coronas has served as a director of the Company since
                                                       December 1996 and became Chairman of the Board of
                                                       Directors in September 1997.  Mr. Coronas has served as the
                                                       Company's acting Chief Executive Officer since March 1998.
                                                       He also serves as a Management Consultant. From 1994 to
                                                       1996, Mr. Coronas was President of Johnson & Johnson
                                                       Clinical Diagnostics, Inc. Prior to his two years with Johnson
                                                       & Johnson, Mr. Coronas was Vice President and General
                                                       Manager of the Clinical Diagnostics Division of Eastman
                                                       Kodak Company ("Kodak").  While at Kodak, Mr. Coronas
                                                       served in a number of management positions in the U.S. and
                                                       Europe from 1966 to 1994.  He also served as President and
                                                       CEO of Genencor International, Inc., a joint venture of
                                                       Eastman and Cultor Ltd. of Finland.  Mr. Coronas is a past
                                                       Director of the Industrial Biotechnology Association and is
                                                       currently on the Board of Directors of the Ibero-American
                                                       Action League, Inc.; St. Mary's Hospital; United Way of
                                                       Greater Rochester, Inc.; and the Visiting Nurse Service of
                                                       Rochester and Monroe County, Inc.

                                      First Became
NAME                         Age       a Director                      Principal Occupation or Employment
----                         ---       ----------                      ----------------------------------

Cecil Kost                   44           1996         Mr. Kost joined the Company as President and Chief Operating
                                                       Officer in March 1996 and was elected to the Board of
                                                       Directors in August 1996.  Prior to joining the Company, Mr.
                                                       Kost was a Senior Vice-President with Curtin Matheson
                                                       Scientific, Inc. ("CMS"), a health care/diagnostics company.
                                                       At CMS, Mr. Kost was responsible for the company's clinical, industrial/research and international business sectors as well as the company's diagnostic manufacturing operations.  In
                                                       addition to his duties at CMS, Mr. Kost served as Chairman of the Laboratory Products Association ("LPA"), a trade
                                                       association of businesses serving industrial and research
                                                       laboratories.

Jeffrey S. Ross              52           1998         Dr. Ross has served as a director of the Company since April
                                                       1998.  Since October 1995, Dr. Ross has served as the
                                                       Company's Medical Director and became the Company's Chief
                                                       Medical Officer in April 1998.  He is also Medical Director for
                                                       Managed Care for the Northeast Division of the Laboratory
                                                       Corporation of America, an independent laboratory company.
                                                       Since 1989, Dr. Ross has been the Cyrus Strong Merrill
                                                       Professor and Chairman of the Department of Pathology and
                                                       Laboratory Medicine at the Albany Medical College.  In addition, he serves as Commissioner of the American Society of
                                                       Pathologists, and Associate Editor for Basic Sciences
                                                       of the American Journal of Clinical Pathology.  Dr. Ross also has served as President of the Massachusetts Medical
                                                       Legal Society.  From 1976 to 1989, Dr. Ross held various
                                                       positions, including Associate in Pathology at Massachusetts
                                                       General Hospital and Harvard Medical School, Professor of
                                                       Pathology at the University of Massachusetts Medical School
                                                       and Director of Anatomic Pathology at the Berkshire Medical
                                                       Center in Pittsfield, Massachusetts.

Derace L. Schaffer           50           1996         Dr. Schaffer has served as a director of the Company since
                                                       December 1996.  He is currently Clinical Professor of
                                                       Radiology at the University of Rochester School of Medicine.
                                                       Dr. Schaffer has been President of the Ide Group, P.C., a large multi-specialty group medical practice in New York State since
                                                       1980, and is also President of the Lan Group, a venture capital firm specializing in health care investments.  Dr. Schaffer is a director of American Physician Partners, Inc., The Care Group,
                                                       Inc., and Patient InfoSystems, Inc.  He is also a director of several private companies including Analytika, Inc., Logisticare,
                                                       Medical Records Corporation, Inc. and NeuralTech, Inc.  Dr.
                                                       Schaffer is a board certified radiologist.  He was Chief Resident at the Massachusetts General Hospital during residency training and was a Clinical Fellow at Harvard Medical School.  Dr.
                                                       Schaffer is a member of Alpha Omega Alpha, the national medical honor society.

                                      First Became
NAME                         Age       a Director                      Principal Occupation or Employment
----                         ---       ----------                      ----------------------------------


William H. Taylor II         58           1990         Dr. Taylor has served as a director of the Company since
                                                       November 1990. He is currently the Managing General Partner of Taylor & Company, an investment company. He has been a
                                                       principal in several venture capital firms since 1968. Since
                                                       1982, Dr. Taylor has been a general partner of several
                                                       affiliated venture capital partnerships located in San Francisco, including Taylor and Turner, L.P. and Rotan Mosle
                                                       Technology Partners Ltd. He serves as a director of
                                                       Stonebridge Growth Fund and Stonebridge Aggressive Growth
                                                       Funds and is also Chairman of the Business Advisors Board of
                                                       AMT Ventures, a materials science venture capital fund.

Timothy J. Triche            52           1988         Dr. Triche has served as a director of the Company since
                                                       December 1988. In 1994, he became Chairman of the Board
                                                       and Chief Executive Officer of OncorMed, Inc., a clinical
                                                       services company. He is currently Pathologist- in-Chief for the
                                                       Children's Hospital of Los Angeles in Los Angeles, California
                                                       and Professor of Pathology and Pediatrics at, and Vice
                                                       Chairman of, the University of Southern California School of
                                                       Medicine, Los Angeles, California. Prior to June 1988, he was
                                                       Chief of the Ultrastructural Laboratory of the Division of
                                                       Pathology at the National Cancer Institute of the National
                                                       Institutes of Health in Bethesda, Maryland.

Stephen Turner               52           1983         Mr. Turner has served as a director of the Company since the
                                                       Company's inception in 1983 and served as the Company's
                                                       Chairman of the Board of Directors and Chief Executive
                                                       Officer from the Company's inception until March 1998.  Mr.
                                                       Turner became the Chief Executive Officer of Codon
                                                       Pharmaceuticals, Inc. ("Codon"), formerly known as
                                                       OncorPharm, Inc., in March 1998, and has served as Codon's
                                                       Chairman of the Board of Directors since 1994.  Mr. Turner has also served as a director of OncorMed, Inc. since July 1993.
                                                       Prior to founding the Company, from 1976 to 1983, Mr. Turner was the founder and Chairman of the Board of Bethesda Research
                                                       Laboratories, Inc. ("BRL"), now a division of Life
                                                       Technologies, Inc. BRL is a biotechnology company engaged in the business of molecular biology. Prior to BRL, Mr. Turner was employed by Becton Dickinson and Company, a health care
                                                       company.

BOARD MEETINGS AND ATTENDANCE OF DIRECTORS

     During 1997, the Board of Directors held 16 meetings in person or by conference call and took action by written consent on four occasions. Each incumbent Director attended at least 75% of the Board meetings and at least 75% of the meetings of the committees on which he served during such period, with the exception of Dr. Schein, who attended three of seven meetings held during his tenure on the Board of Directors in 1997, which ended in June 1997 when Dr. Schein decided not to stand for re-election to the Board of Directors. Dr. Bartlett served as a Director of the Company throughout 1997 and until his death in March 1998.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Compensation and Stock Option Committee currently consists of Drs. Schaffer and Taylor, and administers the Company's compensation and stock option plans. During 1997, the Compensation and Stock Option Committee met one time and acted by unanimous written consent three times. The Compensation and Stock Option Committee consisted of Drs. Bartlett, Schein and Taylor until April 1997, when the Board appointed Dr. Schaffer and Mr. Coronas to replace Drs. Schein and Taylor, respectively. In March 1998, the Board appointed Dr. Taylor to replace Mr. Coronas. Dr. Bartlett served as a member of the Compensation and Stock Option Committee throughout 1997 and until his death in March 1998.

     The Audit Committee, which currently consists of Drs. Schaffer and Taylor and Mr. Coronas, recommends the Company's independent public accountants annually to the Board of Directors and consults with such accountants on the planning of the annual audit and periodic reviews, and on any issues arising from audits and periodic reviews. The Audit Committee met four times in 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     There were no compensation committee interlocks during 1997. See "Committees of the Board of Directors" for information concerning the Compensation and Stock Option Committee.

DIRECTOR COMPENSATION

     Directors of the Company do not receive cash compensation for service as directors despite the provision in the Company's By-Laws that the Board of Directors by resolution may allow directors a fixed sum and expenses for attendance at Board or Committee meetings. During 1997, Mr. Coronas, Dr. Bartlett and Dr. Taylor received cash compensation for consulting of $13,364, $22,500 and $6,732, respectively. Directors are reimbursed for their expenses associated with their participation on the Board.

     Under the automatic option grant program of the Company's 1992 Stock Option Plan, each individual who first becomes a non-employee Board member will automatically receive at that time an option grant for 50,000 shares of Common Stock. Accordingly, Dr. Ross received an option grant for 50,000 shares at an exercise price equal to the fair market value on the date of his appointment to the Board in April 1998. In addition, on the date of each Annual Stockholders Meeting, each non-employee Board member who is re-elected at such meeting and who has completed three (3) consecutive years of service as a non-employee Board member will automatically be granted an option to purchase 50,000 shares of Common Stock. Accordingly, Drs. Taylor and Triche will each receive an option grant for 50,000 shares on the date of the Annual Meeting (if each is re-elected at the Annual Meeting) at an exercise price equal to the fair market value on the date of the Annual Meeting. For further information regarding the options granted under the Automatic Option Grant Program, please refer to "Approval of Amendments to 1992 Stock Option Plan."

     In June 1997, Mr. Coronas and Dr. Schaffer each received an option grant for 60,000 shares and Drs. Bartlett, Taylor and Triche each received an option grant for 40,000 shares at an exercise price equal to $3.66. These options become exercisable with respect to one-third of the option shares upon completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal annual installments over the following two years of service thereafter.

EXECUTIVE COMPENSATION

     The executive officers of the Company on March 31, 1998 were the following:



NAME                                              Age                               Position
----                                              ---                               --------


Jose J. Coronas..............................      53      Chairman of the Board of Directors and Acting Chief
                                                           Executive Officer


Cecil Kost...................................      44      President and Chief Operating Officer


John L. Coker................................      51      Vice President-- Finance and Administration, Chief
                                                           Financial Officer, Secretary and Treasurer


Barbara H. Keech.............................      49      Vice President-- Regulatory Affairs and Quality
                                                           Assurance


Robert J. Hohman.............................      44      Vice President-- Research and Development


John P. Kennealy.............................      57      Vice President-- Corporate Development


Ronald W. Deen...............................      53      Vice President-- Operations and Manufacturing


Bernard R. Tyrrell...........................      43      Vice President-- Marketing and Sales


Massimo A. Marchiori.........................      46      Corporate Controller

                           SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer who served in such capacity in 1997 and the four highest paid executive officers in 1997 (the "Named Executive Officers"), as well as the compensation paid to each individual, for the Company's three previous fiscal years. No executive officer who would have otherwise been included in such table on the basis of salary and bonus earned for 1997 resigned or terminated employment during the fiscal year.


                                                                                     LONG-TERM
                                                             ANNUAL                COMPENSATION
                                                          COMPENSATION                AWARDS
                                                    -------------------------       ----------

                                                                                    SECURITIES
                                                                                    UNDERLYING
                                                      SALARY           BONUS         OPTIONS            ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR           ($)             ($)            (#)            COMPENSATION
---------------------------             ------       ---------       ---------      ----------       ---------------

Stephen Turner(1).....................   1997          240,000             --             --               23,460(2)
     Former Chief Executive Officer      1996          240,000             --             --                   --
                                         1995          240,000             --             --               10,000(3)

Cecil Kost............................   1997          250,000         39,500             --                9,436(5)
     President and Chief                 1996          189,210(4)      52,083        350,000               66,184(5)
     Operating Officer

John L. Coker.........................   1997          174,417             --             --                   --
     Vice President--                    1996          150,000             --         65,000                   --
     Finance and Administration,         1995          147,500             --         20,000                   --
     Secretary, Treasurer and
     Chief Financial Officer

John P. Kennealy......................   1997          155,000             --        100,000(7)            20,000(5)
     Vice President--                    1996          155,000             --             --                   --
     Corporate Development               1995           63,863(6)          --        100,000(7)                --

Robert J. Hohman......................   1997          147,400             --         60,000(8)                --
     Vice President--                    1996          134,000             --             --                   --
     Research and Development            1995          122,040             --         55,000(9)                --


----------

(1) Stephen Turner served as Chief Executive Officer of the Company from its inception in 1983 until March 1998.

(2)  Reflects life insurance premium.

(3)  Miscellaneous cash reimbursements.

(4) Represents the portion of Mr. Kost's annual compensation subsequent to his joining the Company on March 18, 1996.

(5)  Relocation reimbursements.

(6) Represents the portion of Dr. Kennealy's annual compensation subsequent to his joining the Company on August 1, 1995.

(7) Consists of an option granted in May 1997 at a new exercise price in cancellation of 100,000 shares underlying a pre-existing option originally granted in 1995, but with a higher exercise price.

(8) Consists of options granted in May 1997 at a new exercise price in cancellation of an aggregate of 60,000 shares underlying pre-existing options originally granted in 1993 and 1995, respectively, but with a higher exercise price.

(9) Includes an option granted in May 1997 at a new exercise price in cancellation of 20,000 shares underlying a pre-existing option originally granted in 1995, but with a higher exercise price.

STOCK OPTION GRANTS

     The following table contains information concerning the grant of stock options under the Company's 1992 Stock Option Plan to the Named Executive Officers for the 1997 fiscal year. No stock appreciation rights were granted during such fiscal year to the Named Executive Officers.

                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                        -----------------------------------------------------------------------
                         NUMBER OF
                        SECURITIES       % OF TOTAL                                                POTENTIAL REALIZABLE VALUE AT
                        UNDERLYING         OPTIONS                        MARKET                      ASSUMED ANNUAL RATES OF
                          OPTIONS         GRANTED TO      EXERCISE OF    PRICE ON                   STOCK PRICE APPRECIATION FOR
                          GRANTED        EMPLOYEES IN        PRICE        DATE OF    EXPIRATION             OPTION TERM(3)
NAME                      (#)(1)         FISCAL YEAR      ($/SHARE)(2)     GRANT        DATE               5%            10%
----                     --------       -------------     ------------    -------      ------      -----------------------------
Stephen Turner.......         --              --                --             --         --                --             --
Cecil Kost...........         --              --                --             --         --                --             --
John L. Coker........         --              --                --             --         --                --             --
John P. Kennealy.....    100,000(4)          7.4%           $3.625         $3.625    5/23/07          $227,974       $547,720
Robert J. Hohman.....     60,000(4)          4.4             3.625          3.625    5/23/07           136,785        346,639

----------

(1) Each option has a maximum term of 10 years, subject to earlier termination in the event of the optionee's cessation of service with the Company. Each option will become exercisable with respect to 25% of the option shares upon completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal annual installments over the following three years of service thereafter. The exercise schedule is subject to acceleration in the event of an acquisition of the Company in which the options are not assumed by the successor.

(2) The exercise price may be paid in (i) cash, (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the exercise date, (iii) a combination of (i) and (ii), or (iv) through a broker-dealer sale.

(3) Potential realizable value is based on assumption that the stock price of the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the end of the ten-year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth. There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation, if any, over the 10-year option term will be at the assumed 5% and 10% levels or at any other defined level. With respect to options granted at fair market value, unless the market price of the Common Stock does in fact appreciate over the option term, no value will be realized from the option grants made to the named executive officers.

(4) On May 23, 1997, the Board of Directors authorized an option cancellation/regrant program which allowed active current option holders to forego earned vesting and elect to exchange all or some of their outstanding options with exercise prices in excess of $3.625 per share for new options under the 1992 Stock Option Plan to purchase shares of the common stock at a new price of $3.625, the closing price on May 23, 1997, the regrant date under the option cancellation/regrant program. The options granted to Messrs. Kennealy and Hohman were granted on May 23, 1997 in exchange for the cancellation of options for the same number of shares previously granted with an exercise price in excess of $3.625 per share.

STOCK OPTION EXERCISES AND FISCAL YEAR END VALUES

     No options or SARs were exercised during 1997 and no SARs were outstanding as of December 31, 1997. The following table sets forth information regarding the number and value of any unexercised stock options held by the Named Executive Officers as of December 31, 1997.

                                        AGGREGATED OPTION EXERCISES IN LAST
                                   FISCAL YEAR AND FISCAL YEAR END OPTION VALUES


                                                TOTAL NUMBER OF SECURITIES                   VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED                   IN-THE-MONEY OPTIONS AT
                                                OPTIONS AT FISCAL YEAR END                    FISCAL YEAR END(1)
                                           -----------------------------------     -------------------------------------

                                            EXERCISABLE         UNEXERCISABLE          EXERCISABLE         UNEXERCISABLE
                                                (#)                  (#)                   ($)                  ($)
NAME                                       ---------------     ----------------    -----------------    ----------------
----
Stephen Turner.........................           300,000                    --              $62,600                  --
Cecil Kost.............................           140,000               210,000                   --                  --
John L. Coker..........................           134,999                50,001                   --                  --
John P. Kennealy.......................                --               100,000                   --            $100,000
Robert J. Hohman.......................            17,498                77,502               10,936              70,939

----------

(1)  At December 31, 1997, the closing bid stock price was $4.625 per share.


EMPLOYMENT AND SEVERANCE AGREEMENTS


          The Company and Stephen Turner, who served as the Company's Chief Executive Officer until March 1998 when he became Chief Executive Officer of Codon, are parties to an Employment and Management Continuity Agreement (the "Turner Agreement"), effective September 29, 1997. Pursuant to the Turner Agreement, which provides for a two-year term, Mr. Turner is entitled to receive minimum annual compensation of $240,000 base salary and a discretionary bonus, if any, as may be authorized by the Board. In addition, pursuant to the terms of the Turner Agreement, the Company reduced the outstanding indebtedness of Mr. Turner to the Company by $75,000 in March 1998 in consideration of Mr. Turner's continued employment throughout that period. The Turner Agreement obligates Mr. Turner to certain confidentiality, non-competition and non-solicitation provisions during his employment and for specified periods thereafter.


          In addition, under the Turner Agreement, in the event of a change in control (as defined therein) of the Company, the Company is required to provide Mr. Turner with a severance payment equal to 24 months of his base compensation in effect at such time. In the event Mr. Turner's employment is terminated under circumstances constituting an involuntary termination (as defined therein) prior to a change of control, Mr. Turner shall receive severance payments equal to his base compensation in effect at such time for a period of 24 months. In the event Mr. Turner is terminated for cause, he is not entitled to receive any of the foregoing severance payments.


          The Company and each of Messrs. Kost and Coker are parties to a Management Continuity Agreement (the "Management Agreement"), effective September 29, 1997. Pursuant to the terms of the Management Agreement, in the event of a change in control (as defined therein) of the Company or an involuntary termination (as defined therein), whichever occurs earlier, the Company is required to provide each of Messrs. Kost and Coker with severance payments equal to his respective base compensation in effect at the time of such event for a period of 20 months and 18 months following such event, respectively. In addition, upon consummation of a sale (as defined therein), each of Messrs. Kost and Coker shall receive a payment of at least $125,000, depending on the aggregate amount of consideration underlying such sale. Such payment shall be increased as follows: (i) by .125% of the consideration between $100 million and $130 million, (ii) by .175% of the consideration between $130 million and $165 million and (iii) by .25% of the consideration in excess of $165 million.


          Pursuant to the Management Agreement, if either Messrs. Kost or Coker is terminated for cause (as defined therein), such executive shall not be entitled to the foregoing severance payments, except as provided in such executive's employment letter agreements, dated March 15, 1996 and January
22, 1994, respectively. The Management Agreement terminates on June 3, 1998, unless extended by mutual agreement in writing.


          The Company and John P. Kennealy are parties to an employment agreement, dated August 14, 1995, pursuant to which Dr. Kennealy receives an annual base salary of $155,000.


CERTAIN TRANSACTIONS

     In April 1997, the Company agreed to guarantee certain loans made to Mr. Turner in an aggregate principal amount equal to $1,045,000. In February 1998, Mr. Turner repaid the loan in part and the Company obtained a release of $850,000, which was used to collateralize the Company's guarantee of the loan. In April 1998, Mr. Turner repaid the remaining balance and the Company was released from its guarantee. Furthermore, the Company has made advances to or paid expenses on behalf of Mr. Turner in an amount outstanding at December 31, 1997 of $296,874. Pursuant to the terms of the Turner Agreement, the Company reduced the outstanding indebtedness of Mr. Turner to the Company by $75,000 in March 1998 in consideration of Mr. Turner's continued employment throughout that period. See "Employment and Severance Agreements" above.

OPTION REPRICING

     As discussed in the Compensation and Stock Option Committee Report below, on May 23, 1997 the Company implemented a special option cancellation/regrant program (the "1997 Regrant Program") for all of its employees (including executive officers, except for Messrs. Kost, Coker and Turner) holding stock options issued under the 1992 Stock Option Plan with an exercise price per share in excess of the fair market value of the Company's Common Stock on the regrant date. The cancellations/regrants were effected on May 23, 1997, and approximately 462,000 outstanding options with an exercise price in excess of $3.625 per share were surrendered for cancellation and new options for the same aggregate number of shares were granted with an exercise price of $3.625 per share.

                           TEN-YEAR OPTION REPRICINGS

     The following table sets forth, as of March 31, 1998, information with respect to the Named Executive Officers (except for Messrs. Kost, Coker and Turner who were not eligible to participate in the 1997 Regrant Program) and each of the Company's executive officers concerning his or her participation in the 1997 Regrant Program effected on May 23, 1997.

                                                                        EXERCISE
                                       NUMBER OF                        PRICE AT                   LENGTH OF ORIGINAL
                                      SECURITIES    MARKET PRICE OF     TIME OF                       OPTION TERM
                                      UNDERLYING     STOCK AT TIME    REPRICING OR       NEW       REMAINING AT DATE
                                        OPTION      OF REPRICING OR    AMENDMENT       EXERCISE       OF REPRICING
          NAME               DATE    REPRICED (#)    AMENDMENT ($)        ($)          PRICE ($)      OR AMENDMENT
-----------------------    -------  -------------   ----------------  ------------    -----------  ------------------
John P. Kennealy.......    5/23/97        100,000       $3.625          $6.875           $3.625         8 years
     Vice President--
     Corporate
     Development
Robert H. Hohman.......    5/23/97         40,000        3.625            7.50            3.625         6 years
     Vice President--      5/23/97         20,000        3.625           6.875            3.625         8 years
     Research and
     Development
Jose J. Coronas........         --             --           --              --               --              --
     Acting Chief
     Executive Officer
Barbara H. Keech.......         --             --           --              --               --              --
     Vice President--
     Regulatory Affairs
     and Quality
     Assurance
Ronald W. Deen.........    5/23/97        100,000         3.625           6.25            3.625         9 years
     Vice President--
     Operations and
     Manufacturing
Bernard R. Tyrrell.....         --             --            --             --               --              --
     Vice President--
     Marketing and
     Sales
Massimo A. Marchiori...    5/23/97         20,000         3.625           4.75            3.625       9.5 years
     Corporate
     Controller


COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Under the securities laws of the United States, the Company's executive officers, directors and any persons holding more than ten percent of the Company's Common Stock are required to report initial ownership of the Company's Common Stock and any subsequent changes in ownership to the Securities and Exchange Commission ("SEC"). Specific due dates have been established by the SEC and the Company is required to disclose in this Proxy Statement any failure to file by the appropriate dates. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely upon the copies of Section 16(a) reports which the Company received from such persons for their 1997 fiscal year transactions, the Company believes that all Section 16(a) filing requirements applicable to such officers, directors and greater than 10% stockholders were complied with.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

     It is the responsibility of the Company's Compensation and Stock Option Committee (the "Committee") to exercise the authority of the Board of Directors with respect to (i) evaluation of performance of management, (ii) compensation of executive officers and (iii) administration of the Company's stock option plan.

EXECUTIVE COMPENSATION POLICY

     The Company's overall compensation philosophy is as follows:

     - Attract and retain quality talent, which is critical to both the short-term and long-term success of the Company.

     - Reinforce financial and strategic performance objectives through incentive stock option compensation that shares the rewards and risks of strategic decision making.

     To reflect this philosophy in determining executive compensation levels, the Committee conducts annual reviews of all executives to evaluate the performance of each individual employee, including each person's decision-making responsibilities and work-related accomplishments, and the performance of the Company over the previous year.

     In determining the level of executive compensation, including the executive compensation level for 1997, the Committee weighed the performance of the Company during the prior year and the contribution of the executive officers of the Company to such performance. The performance of the Company is determined by the Company's research developments, progress in its clinical trials, sales performance and progress in its product approval process. The compensation levels of the Company's executives are also compared to the levels of executive compensation paid by other corporations in the health care industry. In particular, comparisons are made by the Committee with respect to salary levels, bonuses, and stock option awards. Such comparisons are made to companies in the health care industry with which the members of the Committee are familiar and to other companies which are similar in size and complexity of research and operations. These companies are not chosen based on any published index or the peer group index used in the stock performance graph below. The Company strives to set its overall compensation level, as well as the individual components of such compensation, near the median of such comparison companies.

BASE COMPENSATION

     The Committee's approach to base compensation is to offer competitive salaries in comparison to competitive market practices. The Committee uses market compensation levels as a frame of reference for starting salary offers and annual salary adjustments. Salary reviews are conducted annually with input from the CEO and President. The Committee considers the decision-making responsibilities for each position and the experience and work performance of position incumbents. While it is the general policy of the Company not to award performance-based cash bonuses, the Committee has from time to time authorized cash bonuses if deemed to be in the best interest of the Company. The circumstances for such awards vary but have included bonus payments pursuant to the terms of negotiated employment agreements; arrangement of transactions, acquisition and financing; and the development of certain technology.

STOCK OPTIONS

     Historically, the Committee has awarded stock options to each of the Company's executive officers (i) to attract new quality officers to join the Company and (ii) to reward executive officers for accomplishing performance objectives. Performance objectives are generally set based on the Company's sales performance, research developments and progress in its clinical trials and its product approval process, and are specifically set based on the measure which corresponds to the position held by the executive officer. The Committee considers market practices for similar positions in similar industries and the amount and terms of prior awards to an individual in granting stock options. There were 380,000 stock options granted to executive officers in 1997.

DEDUCTION LIMIT FOR EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based compensation. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The 1992 Stock Option Plan contains certain provisions which are intended to assure that any compensation deemed paid in connection with the exercise of stock options granted under the plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation. The non-performance based compensation paid to the Company's executive officers for 1997 did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for fiscal 1998 will exceed that limit. Because it is very unlikely that the compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Committee has not taken any action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Committee will reconsider this matter should the individual compensation of any executive officer ever approach the $1 million level.

SPECIAL OPTION REGRANT PROGRAM

     During the 1997 fiscal year, the Compensation Committee felt that circumstances had made it necessary for the Company to implement the 1997 Regrant Program. Accordingly, on May 23, 1997, all of the Company's employees (including executive officers, except for Messrs. Kost, Coker and Turner) and non-employee Board members were given the opportunity to surrender their outstanding options issued under the 1992 Stock Option Plan with exercise prices in excess of $3.625 per share in return for a new option grant for the same number of shares but with a lower exercise price of $3.625 per share, the fair market value per share of the Company's Common Stock on the regrant date. Each employee eligible for a new option grant was given the choice of accepting that option with a new vesting schedule in cancellation of his or her higher-priced option or rejecting the new grant and retaining the higher-priced option with its original vesting schedule.

     The Compensation Committee determined that this program was necessary because equity incentives are a significant component of the total compensation package of each Company employee and play a substantial role in the Company's ability to retain the services of individuals essential to the Company's long-term financial success. Prior to the implementation of the program, the market price of the Company's Common Stock had fallen as a result of market factors which adversely impacted the Company's financial results and which did not necessarily reflect the employees' contributions to the Company's progress. The Compensation Committee felt that the Company's ability to retain key employees and non-employee Board members would be significantly impaired unless value was restored to their options in the form of regranted options at the current market price of the Company's Common Stock. However, in order for the regranted options to serve their primary purpose of assuring the continued service of each optionee, a new vesting schedule was imposed with respect to the option shares. The new options will become exercisable with respect to 25% of the option shares upon completion of one year of service measured from the grant date and will become exercisable for the remaining shares in equal annual installments over the next three years of service thereafter. Accordingly, each optionee will only have the opportunity to acquire the option shares at the lower exercise price if he or she remains in the Company's employ.

     As a result of the new exercise schedules imposed on the regranted options, the Compensation Committee believes that the program strikes an appropriate balance between the interests of the option holders and those of the stockholders. The lower exercise prices in effect under the regranted options make those options valuable once again to the executive officers and key employees critical to the Company's financial performance. However, those individuals will enjoy the benefits of the regranted options only if they in fact remain in the Company's employ and contribute to the Company's financial success.

CEO COMPENSATION

     The annual compensation package for Stephen Turner, the Company's former Chief Executive Officer, was determined in the same manner as the other executives of the Company. The annual base salary of Mr. Turner was set at $150,000 in 1990 and was not increased in 1991. Mr. Turner's salary was increased in 1992 to $200,000 per year and in 1993 to $240,000 per year and was not increased in 1994, 1995, 1996 or 1997. Mr. Turner was granted stock options to purchase 200,000 shares of Common Stock at an exercise price of $5.375 per share in 1993, in recognition of the Company's increased revenues and research and development accomplishments and to keep pace with options being granted to other chief executive officers in the biotechnology industry. Mr. Turner was paid a bonus of $50,000 in 1994 in recognition of his role in the two acquisitions the Company made in 1994, the OncorMed, Inc. initial public offering and the formation of Codon Pharmaceuticals, Inc. (formerly known as OncorPharm, Inc.).

                             Compensation and Stock Option Committee

                             Derace L. Schaffer, Chairman
                             William H. Taylor II

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock during the five years ended December 31, 1997 with the cumulative return on each of the Russell 2000 Index and the Biotechnology Index. The Russell 2000 Index is published from time to time in various business periodicals. The Biotechnology Index, which is published by the American Stock Exchange, consists of Amgen Inc., Biogen, Inc., Calgene, Inc., CellPro, Inc., Centocor Inc., Cephalon, Inc., Chiron Corporation, COR Therapeutics, Inc., Genzyme Corporation, Gilead Sciences Inc., The Immune Response Corporation, Liposome Company, Organogenesis, Inc., Protein Design Labs, Inc., and Vertex Pharmaceuticals, Inc.

                                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                        AMONG ONCOR, INC., THE RUSSELL 2000 INDEX AND THE BIOTECHNOLOGY INDEX

                                      (PERFORMANCE RESULTS THROUGH 12/31/97)

                                                       As of December 31,
                       -----------------------------------------------------------------------------------
                         1992           1993           1994           1995           1996           1997
                       --------       --------       --------       --------       --------       --------



ONCOR               $    100.00    $    148.00    $     64.00    $     64.00    $     57.00    $     66.00
Russell 2000             100.00         119.00         117.00         150.00         175.00         214.00
Biotechnology            100.00          84.40          89.40         164.72         149.92         148.68
Index



Assumes $100 invested at the close of trading on December 31, 1992 in Oncor, Inc. Common Stock, the Russell 2000 Index and the Biotechnology Index.

----------

*    Cumulative total return assumes reinvestment of dividends.

SOURCE: Research Data Group, Inc. Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation and Stock Option Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.



                             DESIGNATION OF AUDITORS

     Upon the recommendation of the Audit Committee, the Board of Directors proposes that Arthur Andersen LLP, the independent public accountants of the Company since the Company's inception, be re-elected as independent public accountants of the Company to serve until the annual meeting of stockholders in 1999. A majority of the votes cast at the Annual Meeting is required to elect the auditors. A representative of Arthur Andersen LLP will attend the annual meeting of stockholders with the opportunity to make a statement if he or she so desires and will also be available to answer reasonable inquiries.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

               APPROVAL OF AN AMENDMENT TO 1992 STOCK OPTION PLAN

         The Company's stockholders are being asked to approve an amendment to the 1992 Stock Option Plan (the "Option Plan"), which includes the following changes:

     (i) increase the number of shares of Common Stock available for issuance by 500,000 shares;

     (ii) render non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program of the Option Plan;

     (iii) require stockholder approval of future amendments to the Option Plan only to the extent necessary to satisfy applicable laws or regulations;

     (iv) allow the shares issued under the Option Plan which are subsequently reacquired by the Company pursuant to the Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Option Plan; and

     (v) effect a series of additional changes to the provisions of the Option Plan (including the acceleration of options assumed in connection with the acquisition of the Company, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to provide incentives to employees and to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Option Plan from the short-swing liability provisions of the Federal securities laws.

         The Option Plan was adopted by the Board of Directors and became effective on March 17, 1992 (the "Effective Date"), as the successor to the Company's Incentive Stock Option Plan, as amended (the "ISO Plan"), the Company's Non-Qualified Stock Option Plan, as amended (the "NQSO Plan") and the Company's 1991 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Plan") (the ISO, NQSO and Director Plans collectively hereinafter referred to as the "Predecessor Plans"). The Option Plan was approved by the Company's Stockholders at the Annual Meeting of Stockholders held on May 27, 1992. All options outstanding under the Predecessor Plans were incorporated into the Option Plan and are treated as outstanding options under the Option Plan. However, each outstanding option so incorporated continues to be governed solely by the express terms and conditions of the instrument evidencing such grant. No further option grants were made under the Predecessor Plans after the Effective Date. The Option Plan was subsequently amended on each of June 7, 1995 and June 28, 1996 to increase the share reserve by 500,000 shares; the amendments were subsequently approved by the stockholders. The amendment to the Option Plan that is the subject of this Proposal was adopted by the Board on April 27, 1998, subject to stockholder approval at the Annual Meeting.

         The proposed share increase will assure that a sufficient reserve of Common Stock is available under the Option Plan to attract and retain the services of employees, which is essential to the Company's long-term growth and success. The remaining amendments will provide the Company with more opportunities to make equity incentives available to the employees and non-employee Board members as an inducement for their continued service and to facilitate plan administration by eliminating a number of limitations and restrictions previously incorporated into the Option Plan to comply with the applicable requirements of SEC Rule 16b-3 prior to its recent amendment.

         The following is a summary of the principal features of the Option Plan as amended. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the attention of John L. Coker, the Corporate Secretary, at the Company's principal executive offices in Gaithersburg, Maryland.

EQUITY INCENTIVE PROGRAMS

         The Option Plan contains two separate equity incentive programs: (i) a Discretionary Option Grant Program and (ii) an Automatic Option Grant Program. The Compensation and Stock Option Committee of the Board and the Board have separate but concurrent authority to administer the Discretionary Option Grant Program. The Plan Administrator (which as used in this summary will mean either the Compensation and Stock Option Committee or the Board to the extent each such entity is administering the Option Plan) will have complete discretion (subject to the provisions of the Option Plan) to authorize option grants under the Option Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Option Plan Administrator with respect to the grants made thereunder. Stockholder approval of the amendment to the Option Plan subject to this Proposal will constitute pre-approval of all option grants subsequently made on the basis of the amended Plan under that program and the subsequent exercise and cancellation of those options in accordance with those terms.

SHARE RESERVE

         The maximum number of shares of the Company's Common Stock available for issuance over the term of the Option Plan may not exceed 5,515,604 shares, including the 500,000-share increase for which stockholder approval is sought under this Proposal. In no event may any one participant in the Option Plan receive options or separately exercisable stock appreciation rights for more than 800,000 shares in the aggregate over the term of the Option Plan (excluding for such purposes options granted prior to January 1, 1994). Stockholder approval of this Proposal will constitute re-approval of such limit. As of March 31, 1998, options for 4,067,485 shares were outstanding (of which options for 2,258,915 shares were then exercisable) and 540,339 shares (including the share increase subject to this Proposal) were available for future option grants.

         The shares of Common Stock issuable under the Option Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

         In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the Option Plan and to each outstanding option.

         Should an option expire or terminate prior to exercise in full, the shares subject to the portion of the option not so exercised will be available for subsequent issuance under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the original option or issue price paid per share will be added back to the share reserve and will accordingly be available for subsequent issuance under the Option Plan. However, shares subject to any options surrendered in connection with outstanding stock appreciation rights under the Option Plan will not be available for subsequent issuance.

ELIGIBILITY

         Officers and other employees of the Company and its parent or subsidiaries (whether now existing or subsequently established), non-employee members of the Board and the board of directors of its parent or subsidiaries and consultants and independent advisors of the Company and its parent and subsidiaries will be eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board will also be eligible to participate in the Automatic Option Grant Program.

         As of March 31, 1998, approximately 9 executive officers, 117 other employees and 5 non-employee Board members were eligible to participate in the Option Plan, and 5 non-employee Board members were eligible to participate in the Automatic Option Grant Program.

VALUATION

         The fair market value per share of Common Stock on any relevant date under the Option Plan will be the closing selling price per share on that date on the American Stock Exchange. On March 31, 1998, the closing selling price per share was $2.00.

                       DISCRETIONARY OPTION GRANT PROGRAM

         Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than fifty percent (50%) of the fair market value per share of Common Stock on the option grant date. No granted option will have a term in excess of ten years.

         Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Option Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

         The Option Plan Administrator is authorized to issue two types of stock appreciation rights in connection with option grants made under the Discretionary Option Grant Program:

         Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested shares of Common Stock subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Option Plan Administrator, be made in cash or in shares of Common Stock.

         Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect will be automatically cancelled upon the successful completion of a hostile take-over of the Company. In return for the cancelled option, the officer will be entitled to a cash distribution from the Company in an amount per cancelled option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

         The Option Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Common Stock and to issue replacement options with an exercise price based on the market price of Common Stock at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

         Under the Automatic Option Grant Program, each individual who first becomes a non-employee Board member will automatically be granted at that time an option grant for 50,000 shares of Common Stock. In addition, each non-employee Board member who is re-elected at an Annual Stockholders Meeting after each three (3) years of consecutive Board service as a non-employee Board member will automatically be granted an option on the date of such Annual Stockholders Meeting to purchase 50,000 shares of Common Stock.

         Each option will have an exercise price per share equal to 100% of the fair market value per share of Common Stock on the option grant date and a maximum term of five (5) years measured from the option grant date. Each option will become exercisable with respect to 12,500 shares of Common Stock upon completion of six (6) months of Board service measured from the option grant date and with respect to 12,500 shares upon completion of each of the next three
(3) years of Board service thereafter.

         Each automatic option grant will become immediately exercisable in full upon certain changes in the ownership or control of the Company. In addition, upon the successful completion of a hostile take-over, each automatic option grant will automatically be cancelled for a cash distribution per cancelled option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share. Stockholder approval of this Proposal will also constitute pre-approval of each option granted on or after the date of the Annual Meeting with such a cancellation right and the subsequent cancellation of that option in accordance with the foregoing provisions.

                               GENERAL PROVISIONS

ACCELERATION

         In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated (whether involuntarily or through a resignation for good reason) within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a change in control of the Company (whether by successful tender offer for more than fifty percent (50%) of the outstanding voting stock or by proxy contest for the election of Board members).

         The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

AMENDMENT AND TERMINATION

         The Board may amend or modify the Option Plan in any or all respects whatsoever subject to any required stockholder approval. The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on March 16, 2002.

STOCK AWARDS

         The table below shows, as to each of the Company's Named Executive Officers and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 1997 and March 31, 1998 under the Option Plan together with the weighted average exercise price payable per share.

=====================================================================================================
                                                OPTION TRANSACTIONS
-----------------------------------------------------------------------------------------------------
                                                                                         Weighted
                                                           Number of                      Average
                          Name                           Option Shares                Exercise Price
-----------------------------------------------------------------------------------------------------
Jose J. Coronas                                                    --                        --
Chairman of the Board of Directors and Acting
Chief Executive Officer
-----------------------------------------------------------------------------------------------------
Stephen Turner                                                     --                        --
Former Chief Executive Officer and Director
-----------------------------------------------------------------------------------------------------
Cecil Kost                                                         --                        --
President, Chief Operating Officer and Director
-----------------------------------------------------------------------------------------------------
John L. Coker                                                      --                        --
Vice President, Finance and Administration,
Secretary, Treasurer and Chief Financial Officer
-----------------------------------------------------------------------------------------------------
Robert J. Hohman                                               60,000                     3.625
Vice President, Research and Development
-----------------------------------------------------------------------------------------------------
John P. Kennealy                                              100,000                     3.625
Vice President, Corporate Development
-----------------------------------------------------------------------------------------------------
All current executive officers as a group                     380,000                    3.9046
(9 persons)
-----------------------------------------------------------------------------------------------------
Derace L. Schaffer                                                 --                        --
Director
-----------------------------------------------------------------------------------------------------
William H. Taylor II                                               --                        --
Director
-----------------------------------------------------------------------------------------------------
Timothy J. Triche                                                  --                        --
Director
-----------------------------------------------------------------------------------------------------
All non-employee directors as a group                              --                        --
(4 persons)
-----------------------------------------------------------------------------------------------------
All employees, including current officers who are             948,400                    3.9748
not executive officers, as a group
(53 persons)
=====================================================================================================

        During the 1997 fiscal year, the Compensation and Stock Option Committee felt that circumstances had made it necessary for the Company to implement the 1997 Regrant Program. Accordingly, on May 23, 1997, all of the Company's employees (including executive officers, except for Messrs. Kost, Coker and Turner) and non-employee Board members were given the opportunity to surrender their outstanding options issued under the Option Plan with exercise prices in excess of $3.625 per share in return for a new option grant for the same number of shares but with a lower exercise price of $3.625 per share, the fair market value per share of the Company's Common Stock on the regrant date. Each employee eligible for a new option grant was given the choice of accepting that option with a new vesting schedule in cancellation of his or her higher-priced option or rejecting the new grant and retaining the higher-priced option with its original vesting schedule.


                         FEDERAL INCOME TAX CONSEQUENCES

OPTION GRANTS

         Options granted under the Option Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

         Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

STOCK APPRECIATION RIGHTS

         An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

                     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

         The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options is expected to remain deductible by the Company without limitation under Code Section 162(m).

                              ACCOUNTING TREATMENT

         Option grants with exercise prices less than the fair market value of the shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between the exercise price and the fair market value of the shares on the grant date. Such expense will be accruable by the Company over the period that the option shares are to vest. Option grants or stock issuances at 100% of fair market value will not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

         Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

                                NEW PLAN BENEFITS

        As of March 31, 1998, no option grants have been made under the Option Plan on the basis of the 500,000-share increase for which stockholder approval is sought as part of this Proposal. In April 1998, Dr. Ross received an option grant for 50,000 shares at an exercise price equal to the fair market value on the date of his appointment to the Board. In addition, on the date of the Annual Meeting, Drs. Taylor and Triche (if each is re-elected) will each receive an option grant for 50,000 shares under the Automatic Option Grant Program at an exercise price equal to the fair market value of the shares on that date.

                              STOCKHOLDER APPROVAL

         The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the amendment to the Option Plan. Should such stockholder approval not be obtained, then the share reserve will not be increased, non-employee Board members will not become eligible to receive option grants under the Discretionary Option Grant Program and any unvested shares repurchased by the Company will not be added back to the share reserve for reissuance. The Option Plan will, however, continue to remain in effect, and option grants may continue to be made pursuant to the provisions of the Option Plan prior to its amendment until the available reserve of Common Stock under such plan is issued.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE OPTION PLAN. THE BOARD BELIEVES THAT IT IS IN THE BEST INTERESTS OF THE COMPANY TO IMPLEMENT A COMPREHENSIVE EQUITY INCENTIVE PROGRAM FOR THE COMPANY WHICH WILL PROVIDE A MEANINGFUL OPPORTUNITY FOR OFFICERS, EMPLOYEES AND NON-EMPLOYEE BOARD MEMBERS TO ACQUIRE A SUBSTANTIAL PROPRIETARY INTEREST IN THE ENTERPRISE AND THEREBY ENCOURAGE SUCH INDIVIDUALS TO REMAIN IN THE COMPANY'S SERVICE AND MORE CLOSELY ALIGN THEIR INTERESTS WITH THOSE OF THE STOCKHOLDERS.


STOCKHOLDER PROPOSALS

     The Company has not received any proposals for action at the meeting from its stockholders. The Company anticipates that its 1999 annual meeting of stockholders will be held during June 1999. Stockholder proposals intended to be presented at such meeting and to be included in the Company's proxy statement and form of proxy for that meeting must have been received at the Company not later than February 1, 1999.

OTHER INFORMATION

     Management knows of no other matters which may be presented at the meeting. However, if any matters are properly brought before the meeting, the persons named in the enclosed proxy will vote thereon in accordance with their judgment.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ JOHN L. COKER
                                            John L. Coker
                                            Secretary

Gaithersburg, Maryland
April 30, 1998

                        APPENDIX A-1 (EDGAR FILING ONLY)

                                  FORM OF PROXY

                                   ONCOR, INC.
                                209 PERRY PARKWAY
                          GAITHERSBURG, MARYLAND 20877

Cecil Kost, John L. Coker, or either of them, are hereby authorized, with full power of substitution, to represent and to vote the stock of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held on June 25, 1998, or at any adjournment of such meeting, upon such business as may properly come before the meeting, including the following items as set forth in the Proxy
Statement:

    1. ELECTION OF SEVEN (7) DIRECTORS   FOR ALL NOMINEES LISTED BELOW (EXCEPT AS    WITHHOLD AUTHORITY TO VOTE FOR
                                         MARKED TO THE CONTRARY BELOW) [ ]           ALL NOMINEES LISTED BELOW [ ]


     Jose J. Coronas, Cecil Kost, Jeffrey S. Ross, Derace L. Schaffer, William
     H. Taylor II, Timothy J. Triche and Stephen Turner

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE (NOMINEES), WRITE THE NAME OF SUCH NOMINEE (NOMINEES) IN THE SPACE BELOW:


--------------------------------------------------------------------------------

2. RATIFICATION OF SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

               [ ] FOR     [ ] AGAINST     [ ] ABSTAIN



3. APPROVAL OF AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN, WHICH INCLUDES AN INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE THEREUNDER BY 500,000 SHARES TO A TOTAL OF 5,515,604 SHARES.



               [ ] FOR      [ ] AGAINST     [ ] ABSTAIN




THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEM 2.

(Continued on other side)

                           (Continued from other side)

                    PLEASE MARK, DATE, SIGN AND MAIL PROMPTLY

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


Dated  , ______________ 1998


____________________________
         Print Name


____________________________
         Signature(s)

Please sign exactly as name appears above. If shares are held jointly, each stockholder should sign. Executors, administrators, trustees, etc. should use full title and, if more than one, all should sign. If the stockholder is a corporation, please sign full corporate name by an authorized officer.

                        APPENDIX A-2 (EDGAR FILING ONLY)

           1992 STOCK OPTION PLAN, AS AMENDED EFFECTIVE APRIL 27, 1998

                                   ONCOR, INC.
                             1992 STOCK OPTION PLAN

                        AMENDED EFFECTIVE APRIL 27, 1998



                                   ARTICLE ONE

                               GENERAL PROVISIONS


         I.       PURPOSES OF THE PLAN

                  A. This 1992 Stock Option Plan (the "Plan") was implemented, as of March 17, 1992 (the "Effective Date"), to promote the interests of Oncor, Inc., a Maryland corporation (the "Company"), by providing a method whereby (i) key employees (including officers and directors) of the Company (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Company (or its parent or subsidiary corporations),
(ii) the non-employee members of the Company's Board of Directors and (iii) consultants and other independent contractors who provide valuable services to the Company (or its parent or subsidiary corporations) may be offered the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company as an incentive for them to remain in the service of the Company (or its parent or subsidiary corporations).

                  B. This Plan shall serve as the successor to the Company's Incentive Stock Option Plan, as amended (the "ISO Plan"), the Company's Non-Qualified Stock Option Plan, as amended (the "NQSO Plan") and the Company's 1991 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Plan"), and no further option grants shall be made under the ISO, NQSO and Director Plans (such Plans to be hereinafter referred to as the "Predecessor Plans") from and after the Effective Date of this Plan. All options outstanding under the Predecessor Plans on such Effective Date are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Company's common stock thereunder.

                  C. For purposes of the Plan, the following provisions shall be applicable in determining the parent and subsidiary corporations of the Company:

                           Any corporation (other than the Company) in an unbroken chain of corporations ending with the Company shall be considered to be a PARENT corporation of the Company, provided each such corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                           Each corporation (other than the Company) in an unbroken chain of corporations beginning with the Company shall be considered to be a SUBSIDIARY of the Company, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       II.        STRUCTURE OF THE PLAN

                  A. Stock Programs. The Plan shall be divided into two separate components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of common stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, each eligible member of the Company's Board of Directors (the "Board") will automatically receive periodic option grants to purchase shares of common stock in accordance with the provisions of Article Three.

                  B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four of the Plan shall apply to the Discretionary Option Grant Program and the Automatic Option Grant Program and shall accordingly govern the interests of all individuals under the Plan.

      III.        ADMINISTRATION OF THE PLAN

                  A. The Board and the primary committee (the "Primary Committee") comprised of two or more non-employee Board members shall have separate but concurrent authority to grant options and stock appreciation rights under the Discretionary Option Grant Program to officers and directors of the Company subject to the short-swing profit restrictions of the Federal securities laws. Stock options may be granted under the Discretionary Option Grant Program to all other eligible persons by either the Primary Committee or a second committee comprised of two or more employee Board members (the "Secondary Committee") or the Board may retain the power to administer that program with respect to all such persons. For purposes of the Plan, the Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.


                                       2.

                  B. The members of the Primary Committee and the Secondary Committee shall each serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

                  C. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the express provisions of the Discretionary Option Grant Program) to establish such rules and regulations as it may deem appropriate for the proper administration of such program and to make such determinations under the program and any outstanding option as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties with an interest in the Plan or any outstanding option under this Discretionary Option Grant Program.

                  D. Administration of the Automatic Option Grant Program shall be self- executing in accordance with the express terms and conditions of Article Three.

       IV.        ELIGIBILITY FOR OPTION GRANTS

                  A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two of the Plan shall be limited to the following:

                                  (i) officers and other key employees of the
         Company (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Company (or its parent or subsidiary corporations);

                                  (ii) non-employee members of the Board or the
         board of directors of any Parent or Subsidiary, and

                                  (iii) those consultants or independent
         contractors who provide valuable services to the Company (or its parent or subsidiary corporations).

                  B. Non-employee members of the Board shall also be eligible to receive automatic option grants pursuant to the provisions of Article Three.

                  C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to remain outstanding.


                                       3.

         V. STOCK SUBJECT TO THE PLAN

                  A. Shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), shall be available for issuance under the Plan and shall be drawn from either the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Five Million Five Hundred Fifteen Thousand Six Hundred and Four (5,515,604) shares, subject to adjustment from time to time in accordance with the provisions of this Section V. Such authorized share reserve is comprised of (i) the number of shares remaining available for issuance under the Predecessor Plans as of the Effective Date, including the shares subject to the outstanding options incorporated into this Plan and any other shares which would have been available for future option grant under the Predecessor Plans, (ii) the additional increase of Two Million Five Hundred Thousand (2,500,000) shares of Common Stock authorized by the Board and subsequently approved by the stockholders, (iii) an increase of Five Hundred Thousand (500,000) shares of Common Stock authorized by the Board on June 28, 1995 and approved by the stockholders at the 1995 Annual Stockholders Meeting, (iv) an increase of Five Hundred Thousand (500,000) shares of Common Stock authorized by the Board on June 7, 1996 and approved by the stockholders at the 1996 Annual Stockholders Meeting and (v) an increase of Five Hundred Thousand (500,000) shares authorized by the Board on April 27, 1998, subject to shareholder approval at the 1998 Annual Stockholders Meeting.

                  B. In no event may any one individual participating in the Plan be granted stock options and direct stock issuances for more than 800,000 shares of Common Stock in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with the provisions of this Section V. For purposes of such limitation, no stock options or direct stock issuances granted prior to January 1, 1994 shall be taken into account.

                  C. Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plans incorporated into this Plan) expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent option grant under the Plan. Shares subject to any option cancelled in accordance with Section V of Article Two or Section III of Article Three shall not be available for subsequent option grant under the Plan. Unvested shares issued under the Plan (including unvested shares issued under the Predecessor Plans) and subsequently repurchased by the Corporation, at the original exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any stock appreciation rights exercised under the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent issuance under the Plan. In addition, should the exercise price of an option under the Plan (including any option incorporated from the Predecessor Plans) be paid with shares of Common Stock or should shares


                                       4.

of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

                  D. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments shall be made to (i) the number and/or class of shares issuable under the Plan, (ii) the number and/or class of shares and price per share in effect under each outstanding option under the Discretionary Option Grant Program, (iii) the number and/or class of shares per non-employee Board member for which automatic option grants are subsequently to be made under the Automatic Option Grant Program, (iv) the number and/or class of shares and price per share in effect under each automatic grant outstanding under the Automatic Option Grant Program and (v) the number and/or class of shares and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plans. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options.


                                       5.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM


       I.         TERMS AND CONDITIONS OF OPTIONS

                  Options granted pursuant to this Article Two shall be authorized by action of the Plan Administrator making the grant and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees may only be granted non-statutory options under this Article Two. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator to evidence option grants made under this Article Two. Each such instrument shall, however, comply with the terms and conditions specified below, and each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                  A.       Option Price.

                           1.       The option price per share shall be fixed by
the Plan Administrator making the option grant. In no event, however, shall the option price per share be less than fifty percent (50%) of the fair market value per share of Common Stock on the date of the option grant.

                           2.       The option price shall become immediately
due upon exercise of the option and shall, subject to the provisions of Section VI of this Article Two and the instrument evidencing the grant, be payable as follows:

                           - full payment in cash or check drawn to the Company's order;

                           - full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

                           - full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or cash equivalent; or

                           - full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable


                                       6.

         Federal and State income and employment taxes required to be withheld by the Company in connection with such purchase and (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                           For purposes of this subparagraph 2, the Exercise
Date shall be the date on which written notice of the option exercise is delivered to the Company. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                           3.       The fair market value per share of Common
Stock on any relevant date under the Plan shall be determined in accordance with the following provisions:

                           - If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Common Stock on the date in question on the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Common Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           - If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  B.       Term and Exercise of Options.

                           Each option granted under this Article Two shall be
exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator making the grant and set forth in the instrument evidencing such grant. No such option, however, shall have a maximum term in excess of ten (10) years from the grant date. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution following the optionee's death. However, a Non-Statutory Option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust


                                       7.

established exclusively for the benefit of one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.

                  C.       Termination of Service.

                           1.       Except to the extent otherwise provided
pursuant to Section VII of this Article Two, the following provisions shall govern the exercise period applicable to any outstanding options under this
Article II which are held by the optionee at the time of his or her cessation of Service or death.

                           - Should the optionee cease to remain in Service for any reason other than death or permanent disability, then the period for which each outstanding option held by such optionee is to remain exercisable shall be limited to the three (3)-month period following the date of such cessation of Service.

                           - In the event such Service terminates by reason of permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), then the period for which each outstanding option held by the optionee is to remain exercisable shall be limited to the twelve
         (12)-month period following the date of such cessation of Service.

                           - Should the optionee die while in Service or during the three (3)- month period following his or her cessation of Service, then the period for which each of his or her outstanding options is to remain exercisable shall be limited to the twelve (12)-month period following the date of the optionee's death. During such limited period, the option may be exercised by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution.

                           - Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

                           - Each such option shall, during such limited exercise period, be exercisable for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable.

                           - Should the optionee's Service terminate under the circumstances specified in subparagraph (A) or (B) below, then all outstanding options held by such optionee under the Discretionary Option Grant Program shall immediately terminate and cease to be exercisable upon such termination of Service:


                                       8.

                                          (A)        The optionee's Service is
         involuntarily terminated by the Company by reason of such individual's proven dishonesty, his or her commission of any willful act of violence to the injury of the Company, his or her breach of any fiduciary duty owed to the Company, or his or her failure to perform, in a competent manner reasonably satisfactory to the Company, the services for which such individual was retained; or

                                          (B)        The optionee voluntarily
         terminates his or her Service, but the Company could have involuntarily terminated the optionee's Service at such time for one or more of the reasons specified in subparagraph (A) above.

                           The acts of misconduct specified in this subsection for the immediate termination of the outstanding options held by such optionee are not intended to be, and are accordingly not inclusive of, all acts or omissions which the Company may deem to constitute misconduct or other grounds for the involuntary termination of the optionee's (or any other individual's) Service, whether or not such other acts or omissions would otherwise result in the termination of such individual's outstanding options under the Discretionary Option Grant Program.

                           2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under this Article Two to be exercised, during the limited period of exercisability provided under subparagraph 1 above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments of purchasable shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                           3. For purposes of the foregoing provisions of this Section I.C (and for all other purposes under the Plan):

                           - The optionee shall be deemed to remain in the SERVICE of the Company for so long as such individual renders services on a periodic basis to the Company (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor.

                           - The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.


                                       9.

                  D.       Shareholder Rights.

                           An optionee shall have no shareholder rights with
respect to any shares covered by the option until such individual shall have exercised the option, paid the option price for the purchased shares and been issued a stock certificate for such shares.

                  E.       Repurchase Rights.

                           1.       The Plan Administrator making the option
grant shall have the discretion to authorize the issuance of unvested shares of Common Stock under such grant. Should the optionee cease Service while holding such unvested shares, the Company shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                           2.       All of the Company's outstanding repurchase
rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section III of this Article Two, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                           3.       The Plan Administrator shall have the
discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the optionee under the granted option and thereby accelerate the vesting of such shares in connection with the optionee's cessation of Service.

      II.         INCENTIVE OPTIONS

                  The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Company. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                  A. Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of such Common Stock on the grant date.

                  B. Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options


                                       10.

         granted after December 31, 1986 to any Employee under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one post-1986 calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000.00). To the extent the Employee holds two or more such post-1986 options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

                  C. 10% Shareholder. If any individual to whom the Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from such grant date.

                  Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     III.         CORPORATE TRANSACTIONS/CHANGE IN CONTROL

                  A.       In the event of any of the following
shareholder-approved transactions (a "Corporate Transaction"):

                                  (i)       a merger or consolidation in which
         the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                                  (ii)      the sale, transfer or other
         disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

                                  (iii)     any reverse merger in which the
         Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger, then the exercisability of each option outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate


                                       11.

Transaction, to be assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced by a comparable cash incentive program of the successor corporation based on the option spread at the time of the Corporate Transaction, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator making the option grant at the time of such grant. The determination of comparability under clause (i) or (ii) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

                  B. Upon the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company.

                  C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issuable, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

                  D. The Plan Administrator shall have the discretion, exercisable at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of any options which are assumed or replaced in a Corporate Transaction and do not otherwise accelerate at that time (and the automatic termination of any of the Corporation's outstanding repurchase rights which do not otherwise terminate at the time of the Corporate Transaction) in the event the optionee's Service should subsequently terminate by reason of an Involuntary Termination within a specified period following the effective date of such Corporate Transaction. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)- year period measured from the effective date of the Involuntary Termination.

                  E. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options (and the automatic termination of one or more outstanding repurchase rights with the immediate vesting of the shares of Common Stock subject to those rights) in the event the optionee's Service should terminate by reason of an Involuntary Termination within a specified period following the effective date of any Change in Control. Any options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.


                                       12.

                  F. For purposes of this Article Two, a Change in Control shall be deemed to occur in the event:

                                  (i)       any person or related group of
         persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

                                 (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
         (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  G. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

                  H. The grant of options under this Article Two shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV.         CANCELLATION AND REGRANT OF OPTIONS

                  The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under this Article Two (including outstanding options under the ISO and NQSO Plans incorporated into this Plan) and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than fifty percent (50%) of the fair market value of the Common Stock on the new grant date (or one hundred percent (100%) of such fair market value in the case of an Incentive Option).


                                      13.

       V.         STOCK APPRECIATION RIGHTS

                  A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section V, the Plan Administrator may grant one or more optionees the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Company in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                  B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section V may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  C. If the option surrender is rejected by the Plan Administrator, the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the grant date of the option.

                  D. One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Discretionary Option Grant Program. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right in effect shall automatically be cancelled, and the optionee shall in return be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over
(ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

                  E. For purposes of Section V.D, the following definitions shall be in effect:

                                    A Hostile Take-Over shall be deemed to occur
         in the event any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company)


                                      14.

         directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept.

                                    The Take-Over Price per share shall be
         deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A.3 of this Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over. However, if the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                  F. The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section V shall NOT be available for subsequent option grant under the Plan.

      VI.         EXTENSION OF EXERCISE PERIOD

                  The Plan Administrator shall have full power and authority to extend the period of time for which any option granted under this Article Two is to remain exercisable following the optionee's cessation of Service or death from the limited period in effect under Section I.C.1 of this Article Two to such greater period of time as the Plan Administrator shall deem appropriate; provided, however, that in no event shall such option be exercisable after the specified expiration date of the option term.


                                       15.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM


        I.        ELIGIBILITY

                  A. Successor Program. The automatic option grant program established pursuant to the provisions of this Article Three shall serve as a successor to the special stock option program previously in effect for non-employee Board members under the Director Plan. No further grants shall be made under the Director Plan, and all outstanding option grants under the Director Plan are hereby incorporated into this Plan and shall accordingly be treated as outstanding options under this Plan. However, each such option grant incorporated into this Plan shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Article Three automatic option grant program shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated option grants with respect to their acquisitions of shares of the Company's Common Stock thereunder or the exercise of their outstanding stock appreciation rights thereunder.

                  B. Eligible Optionees. The individuals eligible for automatic option grants under this Article Three shall include each non-employee Board member initially elected or appointed after the Effective Date, plus each continuing non-employee Board member.

                  C. Limitation. Except for the option grants to be made pursuant to the provisions of this Article Three, non-employee Board members shall not be eligible to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Company (or its subsidiary corporations).

       II.        TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

                  A. Grant Dates. Option grants will be made under this Article Three on the dates specified below:

                         (i) Each individual who initially becomes a non-employee Board member at any time after the Effective Date, whether through election at an Annual Stockholders Meeting or through appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a non-statutory stock option to purchase 50,000 shares of Common Stock upon the terms and conditions of this Article Three.

                        (ii) On the date of each Annual Stockholders Meeting, beginning with the 1995 Annual Stockholders Meeting, each non-employee Board member who is re-elected at such Annual Meeting and who has completed three (3) consecutive years of service as a non-employee Board member as of the date of such Annual Meeting shall


                                       16.

         automatically be granted a non-statutory option under the Plan to purchase 50,000 shares of Common Stock. There shall be no limit on the number of 50,000 share options grants any non-employee Board member may receive every three (3) year period over his or her continued Board service. As such, a non-employee Board member would receive an option grant at the Annual Meeting at which he or she is elected to the Board for the fourth consecutive year, the seventh consecutive year, the tenth consecutive year, and so on.

                  B. Exercise Price. The exercise price per share shall be equal to one hundred percent (100%) of the fair market value per share of Common Stock on the automatic grant date.

                  C. Payment.

                     The exercise price shall be payable in one of the alternative forms specified below:

                  - full payment in cash or check made payable to the Company's order;

                  - full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date (as such term is defined below);

                  - full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at fair market value on the Exercise Date and cash or check payable to the Company's order; or

                  - full payment through a broker-dealer sale and remittance procedure pursuant to which the optionee (I) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares and
         (II) shall provide written directives to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

                  For purposes of this subparagraph, the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Company, and the fair market value per share of Common Stock on any relevant date shall be determined in accordance with the provisions of Section I.A.3 of Article Two. Except to the extent the sale and remittance procedure is utilized for the exercise of the option, payment of the exercise price for the purchased shares must accompany the exercise notice.


                                       17.

                  D. Option Term. Each automatic grant under this Article Three shall have a maximum term of five (5) years measured from the automatic grant date.

                  E. Exercisability. The option shall become exercisable for the option shares in a series of four (4) installments as follows:

                                  (i)       The option shall become exercisable
         for twenty-five percent (25%) of the option shares upon the optionee's completion of (6) continuous months of Board service measured from the automatic grant date.

                                  (ii)      The option shall become exercisable
         for an additional twenty-five percent (25%) of the option shares upon the optionee's completion of eighteen (18) continuous months of Board service measured from the automatic grant date.

                                  (iii)     The option shall become exercisable
         for an additional twenty-five percent (25%) of the option shares upon the optionee's completion of thirty (30) continuous months of Board service measured from the automatic grant date.

                                  (iv)      The option shall become exercisable
         for the final twenty-five percent (25%) of the option shares upon the optionee's completion of forty-two (42) continuous months of Board service measured from the automatic grant date.

                           As the option becomes exercisable for one or more
installments of the option shares, the installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the expiration or sooner termination of the option term.

                           The option, however, shall not become exercisable for
any additional option shares following the optionee's cessation of Board service, except to the extent the option is otherwise to become exercisable in accordance with the provisions of Section III of this Article Three.

                  F. Limited Transferability. The option may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for the benefit of one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.

                  G.       Termination of Board Membership.

                           1.       Should the optionee cease to serve as a
Board member for any reason (other than death) while holding an automatic option grant under this Article Three, then such optionee shall have a twelve
(12)-month period following the date of such cessation of Board service in which to exercise such option for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service.


                                       18.

                           2.       Should the optionee die while serving as a
Board member, then the option may subsequently be exercised, for any or all of the shares of Common Stock for which the option is exercisable at the time of the optionee's cessation of Board service, by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. Any such exercise must, however, occur within twelve (12) months after the date of the optionee's death.

                           3.       In no event shall any automatic grant under
this Article Three remain exercisable after the specified expiration date of the five (5)-year option term. Upon the expiration of the applicable exercise period in accordance with subparagraphs 1 and 2 above or (if earlier) upon the expiration of the five (5)-year option term, the automatic grant shall terminate and cease to be exercisable.

                  H. Shareholder Rights. The holder of an automatic option grant under this Article Three shall have no shareholder rights with respect to any shares covered by such option until such individual shall have exercised the option, paid the exercise price for the purchased shares and been issued a stock certificate for such shares.

                  I. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the prototype Non-Statutory Stock Option Agreement attached as Exhibit A to the Plan.

      III.        CORPORATE TRANSACTION/ CHANGE IN CONTROL/ HOSTILE
                  TAKE-OVER

                  A.       In the event of any of the following
shareholder-approved transactions (a "Corporate Transaction"):

                                  (i)       a merger or consolidation in which
         the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Company's incorporation,

                                  (ii)      the sale, transfer or other
         disposition of all or substantially all of the assets of the Company in liquidation or dissolution of the Company, or

                                  (iii)     any reverse merger in which the
         Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to holders different from those who held such securities immediately prior to such merger, then the exercisability of each automatic option grant outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to


                                       19.

the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Upon the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding.

                  B. In connection with any Change in Control of the Company, each automatic option grant at the time outstanding under this Article Three shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares at any time prior to the expiration or sooner termination of the option term. For purposes of this Article Three, a Change in Control shall be deemed to occur in the event:

                                  (i)       any person or related group of
         persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept; or

                                 (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) cease, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either
         (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least two-thirds of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                  C. Upon the occurrence of a Hostile Take-Over, each automatic option grant shall automatically be cancelled in return for a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the cancelled option (whether or not the option is otherwise at the time exercisable for such shares) over
(ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made to the option holder within five
(5) days following the consummation of the Hostile Take-Over. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option cancellation and cash distribution.

                  D. For purposes of this Section III, the following definitions shall be in effect:

                                    A Hostile Take-Over shall be deemed to occur
         in the event any person or related group of persons (other than the Company or a person that directly or


                                       20.

         indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer which the Board does not recommend the Company's stockholders to accept.

                                    The Take-Over Price per share shall be
         deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of Section I.A.3 of Article Two, or (b) the highest reported price per share paid in effecting such Hostile Take-Over.

                  D. The shares of Common Stock subject to each option cancelled in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under this Plan.

                  E. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.


                                       21.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

        I.        AMENDMENT OF THE PLAN

                  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever. However, (i) no such amendment or modification shall, without the consent of the holders, adversely affect their rights and obligations with respect to options at the time outstanding under the Plan and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be effected in compliance with the limitation of Section IV of Article Three. In addition, certain amendments to the Plan may require shareholder approval pursuant to applicable laws or regulations.

       II.        TAX WITHHOLDING

                  The Company's obligation to deliver shares or cash upon the exercise of stock options or stock appreciation rights granted under the Discretionary Option Grant Program shall be subject to the satisfaction of all applicable Federal, State and local income and employment tax withholding requirements.

      III.        EFFECTIVE DATE AND TERM OF PLAN

                  A. This Plan, as successor to the Company's ISO, NQSO and Director Plans, was initially adopted by the Board of Directors on the Effective Date and approved by the Company's stockholders on May 27, 1992. The Plan was amended by the Board effective June 3, 1994, and such amendment was approved by the stockholders on June 3, 1994. The Plan was further amended by the Board effective June 7, 1995 to (i) increase the number of shares authorized for issuance thereunder and (ii) amend the automatic grant program in Article III to provide for additional grants of options for 50,000 shares every three years. The stockholders approved the amendments on June 7, 1995. The Plan was further amended by the Board on June 28, 1996 to increase the number of shares authorized for issuance by 500,000 shares; the amendment was approved by the stockholders at the 1996 Annual Stockholders Meeting.

                           On April 27, 1998 the Board amended the Plan to
effect the following changes: (i) increase the number of shares of Common Stock available for issuance under the Plan by 500,000 shares; (ii) render non-employee Board members eligible to receive option grants under the Discretionary Option Grant Program of the Plan; (iii) eliminate the restriction that the individuals who serve as Plan Administrator may not receive any discretionary option grants from the Company while serving as Plan Administrator or during the twelve month period preceding appointment as Plan Administrator;
(iv) require shareholder approval of future amendments to the Plan only to the extent necessary to satisfy applicable laws or regulations; (v) allow the shares issued under the Plan which are subsequently reacquired by the Company pursuant to the


                                       22.

Company's exercise of its repurchase rights to be added back to the share reserve available for future issuance under the Plan; (vi) allow the Plan Administrator to provide for the acceleration of options upon the Involuntary Termination of the optionee's service within a specified period following (A) a Corporate Transaction in which the options are assumed or (B) a Change in Control; and (vii) effect a series of additional changes to the provisions of the Plan (including the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the Securities and Exchange Commission which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. If such shareholder approval is not obtained at the 1998 Annual Stockholders Meeting, then (A) any options previously granted on the basis of the 500,000-share increase shall terminate, and no further options based on such increase shall be granted, (B) non-employee Board members shall not be eligible to receive option grants under the Discretionary Option Grant Program and (C) shares of Common Stock reacquired by the Corporation shall not be added back to the reserve available for issuance under the Plan. Those options granted under the Plan which are not based on such increase shall remain outstanding in accordance with the terms and conditions of the respective agreements evidencing such options, whether or not the requisite shareholder approval of the share increase is obtained. Subject to the foregoing limitations, the Plan Administrator may grant options under the Plan at any time before the date fixed herein for termination of the Plan.

                  B. The provisions of this amended and restated Plan shall apply only to options and stock appreciation rights granted under the Plan from and after the April 27, 1998 effective date of the amendments. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective instruments evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in this restatement shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights.

                  C. Each option issued and outstanding under the Predecessor Plans immediately prior to the Effective Date of this Plan shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

                  D. The sale and remittance procedure authorized for the exercise of outstanding options under this Plan shall be available for all options granted under this Plan on or after the Effective Date and for all non-statutory options outstanding under the Predecessor Plans and incorporated into this Plan. The Plan Administrator may also allow such procedure to be utilized in connection with one or more disqualifying dispositions of Incentive Option shares effected


                                       23.

after the Effective Date, whether such Incentive Options were granted under this Plan or the ISO Plan.

                  E. Unless sooner terminated in accordance with Section III of Article Two and Section III of Article Three, the Plan shall terminate upon the earlier of (i) the expiration of the ten (10) year period measured from the date of the Board's initial adoption of the Plan or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted hereunder. If the date of termination is determined under clause (i) above, then options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                  F. Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided each option granted is not to become exercisable, in whole or in part, at any time prior to shareholder approval of an amendment authorizing a sufficient increase in the number of shares issuable under the Plan.

      III.        USE OF PROCEEDS

                  Any cash proceeds received by the Company from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.


       IV.        REGULATORY APPROVALS

                  The implementation of the Plan, the granting of any option hereunder, and the issuance of stock upon the exercise or surrender of any such option shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the stock issued pursuant to it.

        V.        NO EMPLOYMENT/SERVICE RIGHTS

                  Neither the action of the Company in establishing or amending the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the amended Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Company (or any parent or subsidiary corporation) for any period of specific duration, and the Company (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's employment or service at any time and for any reason, with or without cause.


                                       24.